SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2005

Arrhythmia Research Technology, Inc.
(Exact name of issuer as specified in its charter)

Delaware	1-9731	72-0925679
(State or other jurisdiction of Incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

25 Sawyer Passway
Fitchburg, MA 01420
(Address of principal executive offices and zip code)

(978) 345-5000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On March 31, 2005, The Company issued a press release announcing its financial results for the 4th quarter and year ended December 31, 2004. The press release is attached as Exhibit 99.1 to this report.

Item 7.01 Other Events.

On March 7, 2005, the Company issued a press release announcing its sponsoring of a scientific session at the Combined ISHNE/ISE Congress in Gdansk, Poland in June 2005. A copy of the press release is attached as Exhibit 99.2 to this report.

The information set forth in the above Item 2.02, Item 7.01 and the attached Exhibits 99.1 and 99.2 is furnished to, but shall not be deemed “filed” with the Commission for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such a filing.

Item 9.01. Financial Statements and Exhibits

(c). Exhibits

Exhibit Number	Description
99.1	Press Release dated March 31, 2005 announcing its financial results for the 4th quarter and year ended December 31, 2004.
99.2	Press Release dated March 7, 2005 announcing its sponsoring of a scientific session at the Combined ISHNE/ISE Congress in Gdansk, Poland.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Fitchburg, Commonwealth of Massachusetts, on the 1st day of April 2005.

ARRHYTHMIA RESEARCH TECHNOLOGY, INC.

By: /s/ David A. Garrison
David A. Garrison
Chief Financial Officer

Exhibit Index

Exhibit Number	Description
99.1	Press Release dated March 31, 2005 announcing its financial results for the 4th quarter and year ended December 31, 2004.
99.2	Press Release dated March 7, 2005 announcing its sponsoring of a scientific session at the Combined ISHNE/ISE Congress in Gdansk, Poland.